EXHIBIT 99.2

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(18 U.S.C. SECTION 1350)

In connection with the accompanying Quarterly Report of Noble Energy, Inc. (the “Company”) on Form 10-Q for the period ended March 31, 2003 (the “Report”), I, James L. McElvany, Chief Financial Officer of the Company, hereby certify that to my knowledge:

(1)                  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2)                  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	May 15, 2003	/s/ JAMES L. McELVANY
JAMES L. McELVANY
Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to Noble Energy, Inc. and will be retained by Noble Energy, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.